FORM 8-K - CURRENT REPORT

         (As last amended in Rel. No. 34-36968, eff. August 13, 1992.)

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 8, 1999

                      CONSOLIDATED CAPITAL PROPERTIES III
             (Exact name of registrant as specified in its charter)


              California             0-10273         94-2653686
     (State or other jurisdiction  (Commission    (I.R.S. Employer
           of incorporation)       File Number)    Identification
                                                       Number)


         55  Beattie Place
        Post Office Box 1089
     Greenville, South Carolina                                 29602
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code (864) 239-1000

                                      N/A
         (Former name or former address, if changed since last report)





ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.
Professional Plaza Office Building, located in Salt Lake City, Utah, was sold by the Registrant on July 8, 1999. The property was sold Goodman Financial Services, Inc., a Washington Corporation, an unrelated party, for $3,600,000.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
(b)  Pro forma financial information.
The required pro forma financial information will be provided in the Registrant's quarterly report on Form 10-QSB for the quarter ended June 30, 1999.

(c)  Exhibits

10.49 Purchase and Sale Contract between Registrant and Goodman Financial Services, Inc., a Washington Corporation, dated May 5, 1999.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         CONSOLIDATED CAPITAL PROPERTIES III

                         By:      CONCAP EQUITIES, INC.
                                  Its General Partner

                         By:      /s/ Patrick J. Foye
                                  Patrick J. Foye
                                  Executive Vice President

                         Date:   July 23, 1999